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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                                October 30, 2003

                        Commission File Number 000-21755

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                                 iGATE CORPORATION
             (Exact name of registrant as specified in its charter)

                PENNSYLVANIA                                25-1802235
        (State or other jurisdiction                     (I.R.S. Employer
      of incorporation or organization)                 Identification No.)

1000 Commerce Drive
Suite 500
Pittsburgh, PA                                                 15275
(Address of Principal Offices)                                 (Zip Code)

                                 (412) 503-1131
              (Registrant's Telephone Number, Including Area Code)

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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by iGate Corporation on October 30, 2003.

Item 9. Regulation FD Disclosure.

The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On October 30, 2003, iGate Corporation reported its earnings for the quarter ended September 30, 2003. Attached to this Current Report on Form 8-K as Exhibit
99.1 is a copy of the Corporation's related press release dated October 30, 2003 which is incorporated herein.

The information in this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  iGATE CORPORATION

October 30, 2003                  /s/ MICHAEL ZUGAY
                                  ----------------------------------------------
                                  Michael Zugay
                                  Senior Vice President, Chief Financial Officer

                                  EXHIBIT INDEX

(c)      Exhibits
                  Exhibit No.
                           99.1     Press Release dated October 30, 2003.